Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of October 15, 2003. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of October 15, 2003

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 55	F&G 780 MOD II	300	LLOG Expl.	Mid 20's	Mustang Island	Oct. 03
ENSCO 60	Levingston 111-C	300	Shipyard			Dec. 03
ENSCO 64	MLT 53	350	Dominion	Low 40's	W. Cameron	Oct. 03
ENSCO 67	MLT 84 Class	400	LLOG Exploration	High 20's	Viosca Knoll	Oct. 03, next to ChevronTexaco, low 30's, Dec. 03
ENSCO 68	MLT 84 Class	350	ADTI/Cabot	Mid 30's	Eugene Island	Nov. 03
ENSCO 69	MLT 84 Class	400	Stone Energy	Mid 30's	Ewing Banks	Jan. 04
ENSCO 74	MLT Enhanced 116-C	360	ADTI/BP	Mid 50's	Matagorda Island	Dec. 03
ENSCO 75	MLT Super 116-C	380	Shell	High 40's	S. Timbalier	Dec. 03
ENSCO 81	MLT 116-C	350	BP	High 40's	Grand Isle	Dec. 03, well to well
ENSCO 82	MLT 116-C	350	Shipyard			Nov. 03
ENSCO 83	MLT 82 SD-C	250	Apache	High 20's	Ship Shoal	Nov. 03
ENSCO 84	MLT 82 SD-C	250	Apache	High 20's	Matagorda Island	Dec. 03, rate increase to low 30's in late Oct.
ENSCO 86	MLT 82 SD-C	250	Unocal	Low 30's	Eugene Island	Jan. 04
ENSCO 87	MLT 116-C	350	Hunt Petroleum	High 30's	S. Marsh Island	Dec. 03
ENSCO 88	MLT 82 SD-C	250	Hunt Petroleum	Low 30's	S. Marsh Island	Nov. 03
ENSCO 89	MLT 82 SD-C	250	Denbury Res.	Low 30's	Brazos	Nov. 03, plus options
ENSCO 90	MLT 82 SD-C	250	Devon Energy	Low 30's	High Island	Nov. 03
ENSCO 93	MLT 82 SD-C	250	Spinnaker	High 20's	High Island	Nov. 03
ENSCO 95	Hitachi C-250	250	El Paso	High 20's	S. Timbalier	Nov. 03
ENSCO 98	MLT 82 SD-C	250	Devon Energy	Low 30's	S. Marsh Island	Dec. 03
ENSCO 99	MLT 82 SD-C	250	Newfield	High 20's	Vermilion	Oct. 03
ENSCO 105	KFELS MOD V	360	Stone Energy	Mid 50's	Main Pass	Jan. 04

Semisubmersible
ENSCO 7500	Semisubmersible	8000	Burlington	Mid 180's	Garden Banks	Feb. 04, assigned from Burlington to ConocoPhillips

Platform Rigs
ENSCO 23	2000 HP API		Available			Oct. 03
ENSCO 24	2000 HP API		Available			Oct. 03
ENSCO 25	3000 HP API		ChevronTexaco	Mid 10's	Viosca Knoll	Apr. 04
ENSCO 26	3000 HP API		Available			Oct. 03
ENSCO 29	3000 HP API		W & T	Mid 20's	Demob	Oct. 03

North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Mid 50's	Denmark	Dec. 03, market rate, plus options
ENSCO 71	Hitachi K1032N	225	DONG	Low 50's	Denmark	Apr. 04, rate increases to mid 50's following current well, plus options
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	High 40's	UK	Jan. 04, plus options, market rate
ENSCO 80	MLT 116-CE	225	ExxonMobil	Low 40's	UK	Oct. 03
ENSCO 85	MLT 116-C	225	Burlington	Mid 40's	UK	Oct. 03, market rate, up to 14 days in mid 40's in accommodation mode
ENSCO 92	MLT 116-C	225	Gaz de France	Low 60's	Netherlands	Dec. 03, followed by 50 days in mid 40's, plus options
ENSCO 101	KFELS MOD V	400	DONG	High 60's	Denmark	Oct. 03, followed by 6 months in low 70's, plus options

Africa
ENSCO 100	MLT-150-88	325	Shell	Low 70's	Nigeria	Dec. 03, assigned from Shell to AGIP/ENI

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	Shipyard		Singapore	Early Jan. 04
ENSCO 51	F&G 780 Mod II	300	Brunei Shell	High 50's	Brunei	Jan. 05, plus options
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Low 50's	Malaysia	Apr./May 04
ENSCO 53	F&G 780 Mod II	300	Shipyard		Singapore	Dec. 03
ENSCO 54	F&G 780 Mod II	300	Cairn	Mid 60's	India	Oct. 03, next to shipyard to Jan. 04
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 60's	Australia	Mar. 04
ENSCO 57	F&G 780 Mod II	300	Talisman	Low 50's	Vietnam	Dec. 03
ENSCO 94	Hitachi C-250	250	Shipyard		Qatar	Dec. 03, next to Ras Gas, low 50's for min. 450 days
ENSCO 96	Hitachi C-250	250	Ras Gas	High 40's	Qatar	Dec. 03
ENSCO 97	MLT 82-SD-C	250	Shipyard		Qatar	Oct. 03, next to Qatar Petroleum for 2 yrs., low 50's
ENSCO 102	KFELS MOD V	400	Sarawak Shell	High 70's	Malaysia	Jan. 04, next to Origin Australia in Mar. 04 to mid 04, high 80's
ENSCO 104	KFELS MOD V	360	ConocoPhillips	High 90's	Australia	Sep. 04, options to Mar. 05
ENSCO I	Barge Rig		TOTAL	Low 40's	Indonesia	Apr. 04

South America/Caribbean
ENSCO 76	MLT Super 116-C	350	BP	Mid 80's	Trinidad	Sep. 04
ENSCO II	Barge Rig		Shell	Low 40's	Lake Maracaibo	May 04, assignment from ChevronTexaco
ENSCO III	Barge Rig		Committed		Lake Maracaibo	Oct. 03, next to ChevronTexaco, low 30's to Dec. 03
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo